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                                                                  Exhibit 99.2

[Solutia logo]


Solutia Inc.
Valuation discussion materials



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 Disclaimer
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 This presentation was prepared by Rothschild Inc. ("Rothschild") for the benefit and internal use of Solutia Inc. ("Solutia" or the "Company"). In providing this presentation, Rothschild has relied upon information that is publicly available or which was provided to Rothschild by or on behalf of the Company's management, including management operating and financial forecasts. This presentation reflects Rothschild's view and prevailing financial and market conditions as of the date hereof, all of which are accordingly subject to change. Rothschild has not assumed any responsibility for independent verification of any of the information contained herein including, but not limited to, any forecasts or projections set forth herein. In addition, Rothschild assumes no obligation to update or to correct any inaccuracies which may become apparent in this presentation and the analyses contained herein are not and do not purport to be appraisals of the assets, stock or business of the Company. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Rothschild. Nothing contained herein shall be deemed to be a recommendation from Rothschild to any party, including without limitation, any security holder of the Company to enter into any transaction or to take any course of action. Neither this presentation nor any of its contents may be summarized, excerpted from, disclosed publicly, or made available to any third parties or used for any other purpose without the prior written consent of Rothschild.

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Valuation discussion



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Valuation discussion
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INTRODUCTION

THESE MATERIALS PRESENT THE VIEWS OF ROTHSCHILD INC. ("ROTHSCHILD") REGARDING THE GOING-CONCERN VALUE ("GCV") OF SOLUTIA INC. ("SOLUTIA" OR THE "COMPANY"), ASSUMING A STAND-ALONE REORGANIZATION OF THE COMPANY AND THE ACQUISITION OF AKZO NOBEL'S 50% OWNERSHIP INTEREST IN FLEXSYS(1)

o For purposes of this analysis, Rothschild has relied on Solutia's most recent forecasts and assumptions for the Company and its prospects as set forth in its long-range business plan dated December 15, 2006 (the "LRP") and Flexsys' five-year operating plan (the "FOP")

     - Forecast has been adjusted by Solutia management to reflect Solutia's ownership of Flexsys

     - On March 12, 2007, Solutia reached a definitive agreement to sell the Dequest business to Thermphos Trading GmbH for net proceeds of approximately $60 million

o Solutia is reorganized on a "stand-alone" basis with an assumed confirmation date of June 30, 2007 and is operating outside of chapter 11 no later than July 31, 2007

o    Future values are discounted to June 30, 2007

o Solutia is able to recapitalize with adequate liquidity upon emergence from chapter 11

o Solutia is operating in conjunction with the provisions of and the projections set forth in the LRP, including establishment of a Funding Co. to fund certain environmental, other post-retirement employment benefit ("OPEB") and other "legacy" liabilities

o Solutia is able to implement the agreement reached with Monsanto Company and the Official Committee of Unsecured Creditors (the "Agreement-in-Principle") or an alternate plan providing for similar structure and terms and enabling the Company to meet the projections contained in the LRP and the FOP

o Capital markets conditions are consistent with those that existed as of March 2007

o All valuation methodologies are predicated upon numerous assumptions pertaining to prospective market, economic and operating conditions as of the date of this presentation

(1) On February 27, 2007, Solutia reached a definitive agreement to purchase Akzo Nobel's 50% ownership interest in Flexsys

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OVERVIEW OF METHODOLOGY

ROTHSCHILD ANALYZED SOLUTIA'S TOTAL GOING-CONCERN VALUE UTILIZING THREE STANDARD VALUATION METHODOLOGIES:

o Comparison against trading values of selected comparable public companies ("Comparable Companies Analysis")

o Comparison against relevant precedent transactions ("Precedent Transactions Analysis")

o    Discounted cash flow analysis ("DCF")

     - For purposes of conducting the DCF analysis, Rothschild valued Flexsys separately

     - Additionally, Rothschild valued Solutia's US net operating losses ("NOL") separately

          - Solutia's total DCF value reflects the value of Solutia and Flexsys assuming normalized tax rates plus the estimated value of Solutia's US NOL tax attributes

o Rothschild's valuation analysis assumes the acquisition of Akzo Nobel's 50% joint venture ownership interest in Flexsys and the sale of the Dequest business

o For purposes of valuing the Integrated Nylon ("Nylon") and Performance Products ("PPD")(1) businesses, Rothschild allocated 50% of corporate expenses to Nylon and 50% of corporate expenses to PPD based on a percentage of sales of Saflex, CPFilms and Specialty Products

     -    No corporate expenses of Solutia allocated to Flexsys

(1) Consists of the Saflex, CPFilms and Specialty Products businesses

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SUMMARY VALUATION RANGE

BASED ON THE ASSUMPTION OF A STAND-ALONE REORGANIZATION, THE ACQUISITION OF AKZO NOBEL'S 50% OWNERSHIP INTEREST IN FLEXSYS AND THE SUCCESSFUL
IMPLEMENTATION OF THE COMPANY'S LRP AND FLEXSYS' FOP, THE ANALYSES OUTLINED HEREIN RESULT IN A TOTAL ENTERPRISE VALUE ("TEV") RANGE (1) OF $2.5 BILLION TO $3.2 BILLION, WITH A MID-POINT VALUE OF $2.8 BILLION

o Assuming a net indebtedness of approximately $1.65 billion, Rothschild's TEV range results in a range of implied equity value ("Implied Equity Value") of $878 million to $1.5 billion, with a mid-point value of approximately $1.2 billion

                                        CURRENT PROJECTIONS(1)         2/14/06 DISCLOSURE STATEMENT(1)              VARIANCE

                                      RANGE OF ENTERPRISE VALUES         RANGE OF ENTERPRISE VALUES       RANGE OF ENTERPRISE VALUES
                                            ($ in millions)                    ($ in millions)                  ($ in millions)

METHODOLOGY                          LOW        MID         HIGH        LOW        MID         HIGH       LOW       MID       HIGH
-----------                         ------     ------      ------      ------     ------      ------     ------    ------    ------
Comparable Companies Analysis       $2,459     $2,747      $3,024      $1,439     $1,588      $1,737     $1,020    $1,159    $1,287

Precedent Transactions Analysis      2,258      2,721       3,183       1,652      1,779       1,906        606       941     1,277

Discounted Cash Flow Analysis        2,865(2)   3,064(2)    3,281(2)    1,795(3)   1,941(3)    2,099(3)   1,070     1,124     1,182
-----------------------------------------------------------------      -----------------------------     --------------------------
RANGE OF GOING-CONCERN VALUE(4)     $2,527(5)  $2,844(5)   $3,163(5)   $1,628     $1,769      $1,914       $899    $1,075    $1,249
=================================================================      =============================     ==========================
Range of Flexsys JV Interest Value      --         --          --         335(6)     373(6)      410(6)    (335)     (373)     (410)

-----------------------------------------------------------------      -----------------------------     --------------------------
RANGE OF TOTAL ENTERPRISE VALUE     $2,527     $2,844      $3,163      $1,964     $2,142      $2,325       $563      $702      $838
=================================================================      =============================     ==========================

  Less: Total Pro Forma Net Debt    (1,649)(7) (1,649)(7)  (1,649)(7)  (1,230)    (1,230)     (1,230)      (419)     (419)     (419)

-----------------------------------------------------------------      -----------------------------     --------------------------
IMPLIED EQUITY VALUE                  $878     $1,195      $1,514        $734       $912      $1,095       $144      $283      $419
-----------------------------------------------------------------      -----------------------------     --------------------------

(1) Valuation excludes any potential impact to value related to outstanding litigation and makes no assumption with respect to pension plan challenges

(2) Includes value of unlevered free cash flow analysis of Solutia (excluding Flexsys) assuming a normalized tax rate plus the estimated value of Solutia's NOL tax attributes plus value of unlevered free cash flow analysis of Flexsys assuming a normalized tax rate

(3) Includes value of unlevered free cash flow analysis of Solutia assuming a normalized tax rate plus the estimated value of Solutia's NOL tax attributes

(4) Assumes equal weighting of valuation methodologies

(5) Assumes the acquisition of Akzo Nobel's 50% equity ownership interest in Flexsys and the sale of the Dequest business

(6) Based on equal weighting of Flexsys Comparable Companies Analysis, Precedent Transactions Analysis and Discounted Cash Flow Analysis

(7) Assumes post-emergence cash balance of $25 million

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COMPARISON OF REQUIRED FUNDING NEEDS

THE TABLE BELOW REFLECTS THE DIFFERENCES BETWEEN THE REQUIRED FUNDING NEEDS AT EMERGENCE PER THE COMPANY'S CURRENT PROJECTIONS AND THE FEBRUARY 14, 2006 DISCLOSURE STATEMENT PROJECTIONS

o Funding needs exclude any treatment of claims asserted by Monsanto, General Unsecured Claimants, holders of the 2027 and 2037 Bonds and Retirees, and excludes any treatment of "Funding Co." needs

COMPARISON OF REQUIRED FUNDING NEEDS ($ IN MILLIONS)

                                                                  2/14/06
                                                  CURRENT      DISCLOSURE
FUNDING NEEDS                                 PROJECTIONS       STATEMENT        DIFFERENCE
---------------------------------------------------------      ----------        ----------
Refinance DIP Facility                                975(1)          420(6)            555
Assumed Flexsys Debt                                  200              --               200
Refinance 2009 Notes                                  223(2)          223(2)             --
Refinance Euro Loan                                   210(3)          247(7)            (37)
2007 & 2008 Pension Contribution                      103             264              (161)
Maryville Lease Facility                               20              20                --
Admin and priority costs, financing costs,
professional fees & other emergence costs             154(4)          151(8)              3
Less: Available cash                                 (211)(5)          --              (211)
                                              -----------      ----------        ----------
TOTAL PRO FORMA DEBT                               $1,674          $1,325              $349
                                              ===========      ==========        ==========
Less: Post-emergence cash balance                     (25)            (95)               70
-------------------------------------------------------------------------------------------
TOTAL PRO FORMA NET DEBT                           $1,649          $1,230              $419
-------------------------------------------------------------------------------------------

(1) Includes $150 million of Flexsys acquisition debt. Assumes emergence date of 6/30/2007
(2) Portion of unamortized discount may be subject to litigation
(3) Balance as of 12/31/2006
(4) Includes administrative and priority claims, debt issuance costs, professional fees and other emergence costs
(5) Pro forma for the sale of the Dequest business. Excludes $25 million post-emergence cash balance
(6) Assumes emergence date of 6/30/2006
(7) (euro)200 million Euronotes redeemed at 103%
(8) Includes administrative and priority claims, debt issuance costs, professional fees and other emergence costs

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SUMMARY VALUATION RANGE - CURRENT PROJECTIONS

THE CHART BELOW ILLUSTRATES ROTHSCHILD'S SELECTED TOTAL ENTERPRISE VALUE RANGE OF SOLUTIA

o Total Enterprise Value range based on equal weighting of Comparable Companies Analysis (33.3%), Precedent Transactions Analysis (33.3%) and DCF Analysis (33.3%)

RANGE OF TOTAL ENTERPRISE VALUE(1) ($ IN MILLIONS)

                                 [bar chart]

COMPARABLE COMPANIES                             $2,459 - $3,024

PRECEDENT TRANSACTIONS                           $2,258 - $3,183

DCF(4)                                           $2,865 - $3,281

RANGE OF TOTAL ENTERPRISE VALUE(5)               $2,527 - $3,163


                     BLENDED IMPLIED EBITDA MULTIPLES(2)
--------------------------------------------------------------------------------
                                                    LOW        MID        HIGH
                                                  -------    -------    --------
2006A EBITDA(3)                                     7.5x   -   8.4x   -   9.2x
2007P EBITDA                                        6.2x   -   6.9x   -   7.6x
2008P EBITDA                                        5.7x   -   6.3x   -   7.0x

2006A EBITDA(3)                                     6.9x   -   8.3x   -   9.7x
2007P EBITDA                                        5.7x   -   6.8x   -   8.0x
2008P EBITDA                                        5.2x   -   6.3x   -   7.3x

2006A EBITDA(3)                                     8.7x   -   9.3x   -  10.0x
2007P EBITDA                                        7.2x   -   7.7x   -   8.2x
2008P EBITDA                                        6.6x   -   7.0x   -   7.5x

2006A EBITDA(3)                                     7.7x   -   8.7x   -   9.6x
2007P EBITDA                                        6.3x   -   7.1x   -   7.9x
2008P EBITDA                                        5.8x   -   6.5x   -   7.3x


(1) Excludes any potential impact to value related to outstanding litigation. Assumes the acquisition of Akzo Nobel's 50% ownership interest in Flexsys and the sale of the Dequest business
(2) EBITDA excludes pre-spin OPEB expense, interest income, restructuring expenses / charges and other income
(3) 2006 EBITDA includes Flexsys normalized EBITDA based on average of five-year forward Flexsys EBITDA
(4) Includes value of discounted unlevered free cash flow analysis of Solutia assuming a normalized tax rate plus the estimated value of Solutia's NOL tax attributes. Excludes 2007 and 2008 projected pension payments (2007 - 2008 pension payments funded in exit facility)
(5) Assumes equal weighting of valuation methodologies


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TOTAL ENTERPRISE VALUE - IMPLIED MULTIPLES

o Rothschild's selected TEV range of $2.5 billion - $3.2 billion with a mid-point of $2.8 billion implies the following multiples:

     - EBITDA and EBIT exclude pre-spin OPEB expense, interest income, restructuring expenses / charges and other income; Net Income excludes pre-spin OPEB expense and restructuring expenses / charges

     - Assumes the acquisition of Akzo Nobel's 50% ownership interest in Flexsys and the sale of the Dequest business

     2007P Net Income
       assumes $1,674
 million debt balance
        at emergence.
   Positive free cash
   flow is assumed to
   pay down debt over
time for illustrative
        purposes only

IMPLIED MULTIPLES ANALYSIS ($ IN MILLIONS)
                                             LOW             MID         HIGH
                                          ----------     ----------   ----------
RANGE OF TOTAL ENTERPRISE VALUE(1)          $2,527         $2,844       $3,163
                                          --------------------------------------

IMPLIED TEV MULTIPLES    PROJECTION
---------------------   ------------
2006A EBITDA(2)                $328           7.7x           8.7x         9.6x
2007P EBITDA                    398           6.3x           7.1x         7.9x
2008P EBITDA                    435           5.8x           6.5x         7.3x

2006A EBIT(2)                  $186          13.6x          15.3x        17.0x
2007P EBIT                      254          10.0x          11.2x        12.5x
2008P EBIT                      303           8.3x           9.4x        10.4x

                                             LOW             MID         HIGH
                                          ----------     ----------   ----------
IMPLIED EQUITY VALUE RANGE(3)                 $878         $1,195       $1,514
                                          --------------------------------------

--------------------------------------------------------------------------------
IMPLIED P/E MULTIPLES
---------------------
2006A Net Income(2)(4)         $24          n.m.f.         n.m.f.       n.m.f.
2007P Net Income(4)             78           11.3x          15.3x        19.4x
2008P Net Income(4)            116            7.5x          10.3x        13.0x
--------------------------------------------------------------------------------

(1) Excludes any potential impact to value related to outstanding litigation
(2) 2006A EBITDA, EBIT, and Net Income includes Flexsys normalized EBITDA, EBIT and Net Income based on average of five-year forward Flexsys EBITDA, EBIT and Net Income, respectively
(3) Assumes net debt of $1,649 million
(4) Excludes after-tax impact of restructuring expenses / charges at an effective tax rate of 30% for 2006A - 2008P

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SUMMARY FINANCIALS - CURRENT PROJECTIONS

    Pro forma for the
  acquisition of Akzo
          Nobel's 50%
ownership interest in
 Flexsys and the sale
       of the Dequest
             business

      EBITDA excludes
      pre-spin legacy
      OPEB expense of
      $12mm in 2006A,
    $7mm in 2007P and
              $2mm in
        2008P - 2011P


SUMMARY OF CONSOLIDATED FINANCIAL PROJECTIONS ($ IN MILLIONS)

                                                                                                                            06-'11
Year ended December 31                               2006A       2007P       2008P       2009P       2010P       2011P       CAGR
----------------------------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                               $3,401      $3,618      $3,670      $3,838      $3,797      $3,846         2.5%
  % Growth                                                         6.4%        1.4%        4.6%       (1.1%)       1.3%

Gross profit                                          $513        $572        $633        $708        $773        $812         9.6%
  % margin                                            15.1%       15.8%       17.2%       18.4%       20.4%       21.1%

MAT Expenses                                         ($312)      ($324)      ($334)      ($346)      ($351)      ($364)        3.1%
  % of Sales                                           9.2%        9.0%        9.1%        9.0%        9.2%        9.5%

Other, net(1)                                          ($1)        ($1)        ($1)        ($1)        ($1)        ($0)     n.m.f.

Total Solutia + Unadjusted Flexsys EBIT(2)            $218        $254        $303        $366        $427        $454        15.8%
  % margin                                             6.4%        7.0%        8.3%        9.5%       11.2%       11.8%

Total Solutia + Normalized Flexsys EBIT(2)            $186(3)     $254        $303        $366        $427        $454        19.5%
  % margin                                             5.5%        7.0%        8.3%        9.5%       11.2%       11.8%

                                                    ------      ------      ------      ------      ------      ------       -----
TOTAL SOLUTIA EBITDA (EXCLUDING FLEXSYS)(2)(4)        $223        $209        $342        $399        $434        $467       $16.0%

Unadjusted FLexsys EBITDA                              147         100          93         100         120         114        (5.0%)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL SOLUTIA + UNADJUSTED FLEXSYS EBITDA(2)(4)       $370        $398        $435        $499        $554        $581         9.5%
----------------------------------------------------------------------------------------------------------------------------------
  % margin                                            10.9%       11.0%       11.9%       13.0%       14.6%       15.1%

Normalized Flexsys EBITDA                              106(5)      100          93         100         120         114         1.5%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL SOLUTIA + NORMALIZED
  FLEXSYS EBITDA(2)(4)(5)                             $328        $398        $435        $499        $554        $581        12.1%
----------------------------------------------------------------------------------------------------------------------------------
  % margin                                             9.7%       11.0%       11.9%       13.0%       14.6%       15.1%

Source: Company projections dated December 15, 2006 and Flexsys FOP

(1) Includes other income / (expense), currency impact and amortization charges
(2) EBITDA and EBIT exclude pre-spin OPEB expense, interest income, restructuring expenses / charges and other income. 2006A Nylon EBIT and EBITDA exclude a charge of approximately $10 million associated with AN fire
(3) 2006A EBIT assumes Flexsys normalized EBIT based on average of five-year forward Flexsys EBIT (including synergies)
(4) 50% of corporate expenses allocated to Nylon and 50% of corporate expenses allocated to PPD based on a percentage of sales of Saflex, CPFilms and Specialty Products. No corporate expenses of Solutia allocated to Flexsys
(5) 2006A EBITDA assumes Flexsys normalized EBITDA based on average of five-year forward Flexsys EBITDA (including synergies)

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Appendix

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Appendix
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CASH PAID AT EMERGENCE

ESTIMATED ADMINISTRATIVE AND PRIORITY COSTS, FINANCING COSTS, PROFESSIONAL FEES & OTHER EMERGENCE COSTS ($ IN MILLIONS)

Exit financing - Banks, legal, etc.                                       $37

Secured, administrative and priority claims (tax,
reclaimation, mechanics liens, other)                                      34

Cure costs on executory contracts                                          20

Monsanto advisor fees                                                      23

Professional and completion fees                                           14

Various insurance policies                                                  7

Accrued interest on 2009 bonds                                             12

Other                                                                       6
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TOTAL(1)                                                                 $154
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
(1) Restructuring payments / emergence costs of $154 million are captured in the exit capitalization

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